                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of Earliest Event Reported): January 18, 2001

                               ________________



                        FIRST DEPOSIT BANCSHARES, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its charter)

                Georgia                               000-26033                 58-2443683
------------------------------------       --------------------------     ----------------------
  (State or other jurisdiction of             (Commission File No.)           (IRS Employer
   incorporation or organization)                                           Identification No.)


                            8458 Campbellton Street
                       Douglasville, Georgia 300134-1803
     ----------------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (770) 942-5108
        -------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
        -------------------------------------------------------------------
                       (Former name or Former Address if
                          Changed Since Last Report)
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Item 5.  Other Events

     On January 18, 2001, First Deposit Bancshares, Inc. ("First Deposit") and Community First Banking Company ("CFB") entered into an Agreement and Plan of Merger (the "Agreement"), pursuant to which CFB will acquire all of the issued and outstanding shares of First Deposit Common Stock through the merger of First Deposit and its wholly-owned subsidiary, Douglas Federal Bank, into Community First Bank, the wholly-owned subsidiary of CFB.

     The transaction is subject to approval by the shareholders of First Deposit and CFB, appropriate regulatory approvals, and the satisfaction of certain other conditions set forth in the Agreement.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

          (c)  Exhibits

               2.1 Agreement and Plan of Merger dated January 18, 2001, by and among Community First Banking Company, Community First Bank, First Deposit Bancshares, and Douglas Federal Bank.
               99.1  Press Release


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST DEPOSIT BANCSHARES, INC.



Date:  January 19, 2001             /s/ J. David Higgins
                                    --------------------------------------
                                    J. David Higgins,
                                    President and Chief Executive Officer